SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2004

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California    92503-5527

(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (909) 351-3500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.               Regulation FD Disclosure; and

Item 12.             Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On July 8, 2004, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the earnings results of the Company for its fourth fiscal quarter and fiscal year ended April 25, 2004.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

On July 8, 2004, the Company will hold an investor conference call to disclose financial results for the fourth quarter and fiscal year.  The Supplemental Information (unaudited) for this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

Exhibit Number	Title

99.1	Press release of Fleetwood Enterprises, Inc. dated July 8, 2004.

99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the fourth quarter and fiscal year ended April 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: July 8, 2004,

	By:	/s/ Boyd R. Plowman

Boyd R. Plowman

Executive Vice President, Chief Financial Officer